1©2025 InterDigital, Inc. All Rights Reserved.

Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Exchange Act, including but not limited to statements related to our outlook for Q3 and full year 2025, and other financial and business goals. Forward-looking statements are based on our expectations as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. Actual results could materially differ because of such factors or circumstances, which include those described in our first quarter 2025 earnings release. You should carefully consider these factors as well as the risks and uncertainties outlined in greater detail in the Risk Factors sections of our 2024 Form 10-K, our third quarter 2025 Form 10-Q and our other SEC filings before making any investment decision with respect to our common stock. These factors, individually or in the aggregate, may cause our actual results to differ materially from our expected and historical results. We undertake no obligation to revise or update publicly any forward-looking statement for any reason, except as otherwise required by law. Industry Data This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. While we believe the industry and market data included in this presentation are reliable and are based on reasonable assumptions, these data involve many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Non-GAAP Financial Measures This presentation includes certain non-GAAP measures not based on generally accepted accounting principles. For more information and for reconciliations between GAAP and these non-GAAP measures, see the appendix to this presentation. 2©2025 InterDigital, Inc. All Rights Reserved.

Agenda Q3 Financial & Business Highlights Q4 and FY25 Outlook Background on InterDigital Appendix 3©2025 InterDigital, Inc. All Rights Reserved.

4©2025 InterDigital, Inc. All Rights Reserved.

Q3 Financial Highlights  Revenue, Adj. EBITDAa and Diluted EPS exceed the top end of increased outlook*  Annualized Recurring Revenueb (ARR) up 49% YoY to an all-time high of $588 million  Smartphone ARRb at $491 million (all-time high)  CE, IoT/Auto ARRb at $97 million (also all-time high)  Adj. EBITDAa of $105 million, up 62% YoY  Adj. EBITDA margina of 64%, up 14 ppt YoY  Free cash flowa of $381 million  Increased dividend by 17% to $0.70 per share  Return of capital of $53 million, including $35 million of share repurchases a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations b Please see appendix for a description of this metric and how it is calculated *Q3 outlook increased on September 22, 2025 5©2025 InterDigital, Inc. All Rights Reserved.

Recent Business Highlights  Completed Samsung smartphone arbitration. Signed new license agreements with Honor, Sharp and Seiko in our smartphone program.  Eight of ten largest smartphone vendors and ~85% of the global smartphone market now under license  Signed new license agreement with an EV charger company in our CE, IoT/Auto program  Awarded preliminary injunction against Disney by a court in Brazil  Acquired video AI start-up Deep Render  Tapped by the U.S. government to lead research and demonstrate advanced spectrum coexistence 6©2025 InterDigital, Inc. All Rights Reserved.

Appointed New Chief Licensing Officer Julia Mattis • Joined InterDigital in 2010 • Has held a series of leadership roles o Interim Chief Licensing Officer o Head of Smartphone Licensing o Chief Licensing Counsel • Oversaw many of the company’s largest licenses • Played critical role to sign agreements worth more than $4 billion in total contract value since 2021 ©2025 InterDigital, Inc. All Rights Reserved. 7

Successful Completion of Samsung Arbitration  World’s largest smartphone manufacturer  License covers > 200 million mobile devices shipped annually  Total contract value of $1.05 billion over 8 years, licensed through end of 2030  Annual recurring revenue of $131 million, an increase of 67% from prior agreement  Catch-up revenue of $119 million recognized in Q2 8©2025 InterDigital, Inc. All Rights Reserved.

Acquisition of Deep Render  Founded in London in 2018, Deep Render has pioneered the use of AI in video and image compression for connected devices and services.  Expands our AI expertise with a team of AI specialists joining our Research & Innovation team  Accelerates our AI-native video research  Strengthens our ability to help shape the next generation video compression standard  Adds depth to our IP position with Deep Render’s AI and video patent portfolio 9©2025 InterDigital, Inc. All Rights Reserved.

10©2025 InterDigital, Inc. All Rights Reserved. InterDigital Recognized As One Of America’s Greatest and Fastest Growing Companies America’s Greatest Companies 2025 100 Fastest- Growing Compaines 2025 America’s Growth Leaders 2025 Newsweek Fortune Time Magazine

Financial Results vs. Outlook Q 3 ’ 2 5 R E S U L T S Q 3 ’ 2 5 O U T L O O K ( R a i s e d o n S e p t . 2 2 , 2 0 2 5 ) Revenue $164.7M $155M - $159M Adjusted EBITDAa $104.9M $91M - $97M Diluted EPS $1.93 $1.39 - $1.56 Non-GAAP EPSa $2.55 $2.08 - $2.27 aNon-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations. 11©2025 InterDigital, Inc. All Rights Reserved.

ARRa +49% YoY Q3’25 Results ©2025 InterDigital, Inc. All Rights Reserved. 12 0 100 200 300 400 500 600 700 Q3 ‘24 Q3 ‘25 $395M $588M Ce, IoT/Auto Smartphone $129M $165M 0 100 200 Q3 ‘24 Q3 ‘25 Revenue +28 % YoY $65M $105M 50% 64% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 100 200 Q3 ‘24 Q3 ‘25 Adjusted EBITDAb +62% YoY $1.63 $2.55 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Q3 ’24 Q3 ’25 Non-GAAP EPSb +56% YoY - - - - - -Adj EBITDA Marginb a Please see appendix for a description of this metric and how it is calculated b Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix.

13©2025 InterDigital, Inc. All Rights Reserved.

Q4’25 and FY25 Outlook (as of October 30, 2025) 14 Q 4 ’ 2 5 O U T L O O K F Y 2 5 O U T L O O K Revenue $144M - $148M $820M - $824M Adjusted EBITDAa $68M - $76M $569M - $577M Diluted EPS $0.72 - $0.95 $11.27 - $11.50 Non-GAAP EPSa $1.38 - $1.63 $14.57 - $14.83 a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations. The Company has provided an outlook for fourth quarter and full year 2025, in both cases based on existing agreements only, in the table above. Any new agreements that might be reached over the balance of the fourth quarter would be additive. ©2025 InterDigital, Inc. All Rights Reserved.

Upcoming Investor Events 15 November 19 RBC Global TIMT Conference New York, NY November 21 Southwest IDEAS Conference Dallas, TX November 20 Roth Tech Conference New York, NY ©2025 InterDigital, Inc. All Rights Reserved. December 10 NASDAQ London Investor Conference London

16©2025 InterDigital, Inc. All Rights Reserved.

Premier Team Essential Technology Development Company Introduction Long-term Growth Strategy Accelerating Business Momentum 01 0304 0205 InterDigital Innovating Today, Empowering Tomorrow ©2025 InterDigital, Inc. All Rights Reserved. 17

InterDigital Pioneering Wireless, Video and AI Research 18©2025 InterDigital, Inc. All Rights Reserved. 63% Adj. EBITDA Margina TOP CUSTOMERS: ~$1B Cash 2024 F inancial Resul ts $869M Revenue H I G H L I G H T S Driving foundational research in wireless, video & AI since 1972 World-class team Led by seasoned industry veterans Enabling ecosystem Over two billion devices and $5.7T economic value annually Industry-leading patents Evergreen patent portfolio of ~34,000 assets Long-term customers Subscription-like revenue, $4B+ in TCV* added since the start of 2021 58% YoY *TCV = total contract value a Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix $14.97 Non-GAAP EPSa 62% YoY

Rich Brezski CFO Julia Mattis Chief Licensing Officer 19©2025 InterDigital, Inc. All Rights Reserved. World-Class Leadership Team Robert S. Stien Chief Communications & Public Policy Officer Ken Kaskoun Chief Growth Officer Joshua Schmidt Chief Legal Officer Michael Cortino Chief Information Officer Skip Maloney Chief People Officer Liren Chen CEO Rajesh Pankaj CTO Decades of industry experience. Strong track record. Drive deep collaboration and superb execution

20©2025 InterDigital, Inc. All Rights Reserved. IP as a Service Business Model: A Virtuous Cycle of Innovation We are a foundational R&D company. We share our innovation through the standards process and monetize our technology through IP licensing. $ RESEARCH & INNOVATION PATENT PORTFOLIO LICENSING PRODUCT IMPLEMENTERS STANDARD DEVELOPMENT TECHNOLOGY SHARING

21©2025 InterDigital, Inc. All Rights Reserved. We Focus on Foundational Technologies We solve the most complex problems in the system. The technology we created is broadly applicable to many industries W I R E L E S S Cellular wireless - 4G/5G/6G WiFi and wireless local area networks V I D E O Video compression, transport and enhancement Immersive media compression, transport and enhancement A I Using AI for wireless and video Video coding for use by AI Our research and patents in these areas underpin our business

22©2025 InterDigital, Inc. All Rights Reserved. InterDigital Tech Underpins Surging Mobile Traffic 2017 2022 2027 50 100 150 200 250 3000 10.8 EB 90.4 EB 282.8 EB Video Drives Surge in Mobile Data Traffic Estimated global media traffic by application category (in exabytes per month)* * One exabyte equals one million terabytes. Source: Ericsson Mobility Report Video Other

23©2025 InterDigital, Inc. All Rights Reserved. Our Innovations Help Drive Video Codec Evolution 4K Movie 130-Minute Run Time (1) http://www.iam-media.com/litigation/what-will-tv-cost-you-putting-price-hevc-licences (2) Approximated based on the result from 3GPP document https://www.3gpp.org/ftp/Specs/archive/26_series/26.955/26955-h00.zip Source: Counterpoint, WINXDVD Uncompressed: 11,600GB Compressed VP9: ~15 GB HEVC: ~14 GB(1) AV1: ~11 GB VVC: ~9 GB(2) AVC: ~24 GB(1)

24©2025 InterDigital, Inc. All Rights Reserved. The Power of the Global Standards System C O N S U M E R S A global system of standards helps ensure interoperability I M P L E M E N T E R S Standards like 5G lower barriers to entry for new entrants into a market like smartphones and benefit from economies of scale O P E R A T O R S A N D S E R V I C E P R O V I D E R S Standards increase system capacity and lower the total cost of ownership

25©2025 InterDigital, Inc. All Rights Reserved. InterDigital Drives Standard Development U N I T I N G P R I N C I P L E S Strong belief in global standards Focus on technology merits and neutral on product implementation decisions S T R O N G L E A D E R S H I P Participate in 100+ standard development organizations (SDO) Hold more than 100 leadership positions in these SDOs B R O A D C O L L A B O R A T I O N S Collaborate with many industry partners and leading universities Our technologies benefit the whole eco-system: billions of devices and many cloud-based services each year

JVT 26©2025 InterDigital, Inc. All Rights Reserved. We Have Many Standard Development Leadership Positions Cellular & WiFi Standards Video Standards Sphere of Influence Growing: More than 100 Leadership Positions in Wireless & Video Standards RAN2 Chair SA6 Chair ETSI Board Member ISAC ISG Chair RIS ISG Chair Member FCC CSRIC IX – 6G Security Working Group SAI Vice Chair Steering Group Co-Chair Technology Roadmap Vice- Chair SA Board of Governors Policy & Procedures C/SAB Chair AIML Standing Committee Chair Internet WG Vice Chair NNVC Co-Chair & SW Chair Beyond VVC Co-Chair of Two AHG Beyond VVC Co-Chair of Two AHG AI AHG Co-Chair AI-PCC Chair Haptic AHG Chair Steering Board Member TSAG Vice Chair MPEG Green Chair Ultra HD Forum Board Member SMPTE 25CSS & 32NF80 TLXDG Committee Chair

27©2025 InterDigital, Inc. All Rights Reserved. One Of Only Three Companies with Multiple 3GPP Chair Positions Radio Access Network (RAN) WG1 Radio Layer1 WG2 Radio Layer 2/3 WG3 Architecture & Related Network Interfaces WG4 Radio Performance & Protocol Aspects WG5 Mobile Terminal Conformance Test Services & System Aspects (SA) WG1 Services WG2 System Architecture WG3 Security WG4 Codec WG5 Telecom Management WG6 Mission-critical Apps Core Network & Terminals (CT) WG1 User Equipment To Core Network Protocols WG3 Interworking With External Networks WG4 Core Network Protocols WG6 Smart Card Application Aspects

28©2025 InterDigital, Inc. All Rights Reserved. InterDigital is a Recognized Global Innovation Leader For the fourth year in a row, LexisNexis recognized InterDigital amongst the World’s 100 Most Innovative Business. Innovation Momentum 2025: The Global Top 100, “represents the world’s leading patent owners with the highest innovation momentum.” 2022: 2023: 2024: 2025:

29©2025 InterDigital, Inc. All Rights Reserved. Innovation Engine Fuels Evergreen IP Portfolio ~19,000 Assets ~34,000 Assets Our patent portfolio grew > 70% between 2017 & 2025 with the addition of video & DTV related technologies and continuing growth of wireless assets 2 0 1 7 : 2 0 2 5 : Portfolio is evergreen, growing by ~6 new patents each day Cellular WiFi Video DTVBroadcast & Home Network Implementation

30©2025 InterDigital, Inc. All Rights Reserved.

$0M $500M $1,000M $1,500M $2,000M $2,500M $3,000M $3,500M $4,000M $4,500M ©2025 InterDigital, Inc. All Rights Reserved. Licensing Momentum Drives Total Contract Value (TCV) Growth More than 50 licenses with TCV > $4B closed since the start of 2021 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 ( Y T D ) 31

©2025 InterDigital, Inc. All Rights Reserved. Licensing Success Drives ARRa Growth a Please see appendix for a description of this metric and how it is calculated 32 New Agreements and Renewals Drive Increase in ARR $450M $500M $550M $600M $0M 2021 2022 2023 2024 2025 (YTD) $406M $588M

$155M $208M $255M $345M $551M 43% 49% 56% 63% 63% 0% 10% 20% 30% 40% 50% 60% 70% $0M $100M $200M $300M $400M $500M $600M $359M $425M $458M $550M $869M $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2020 2021 2022 2023 2024 Strong Revenue Growth, Margins and Return of Capital 33 2020 2021 2022 2023 2024 Non-GAAP EPSa > 6.5X growth - - - - - -Adj EBITDA Margina Revenue 25% CAGR $2.27 $3.73 $5.08 $9.23 $14.97 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 2020 2021 2022 2023 2024 Adjusted EBITDA > 3.5X growth a a Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix $0M $500M $1,000M $1,500M $2,000M 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Dividends Repurchases Return of Capital Nearly $1.9B cumulative since 2011 ©2025 InterDigital, Inc. All Rights Reserved. 33

34©2025 InterDigital, Inc. All Rights Reserved.

35©2025 InterDigital, Inc. All Rights Reserved. Our Technologies Benefit the Economy and the World Source: GSMA The Mobile Economy 2024 5.6 billion people globally subscribed to a mobile service, including 4.7 billion who used the mobile internet Mobile technologies and services generate $5.7 trillion economic value, 5.4% of global GDP Enables 35 million jobs across the wider mobile ecosystem 5G is projected to add nearly $1 trillion to the global economy in 2030

36©2025 InterDigital, Inc. All Rights Reserved. We Address Three Attractive Markets Sources: Counterpoint Research, Omdia 1 Includes only value for Consumer Electronics and IoT Devices Market 2025E TAM Key Market Dynamic ’25 – ’28E CAGR Significant Customers CONTENT & CLOUD SERVICES ~$475B High growth with increasing focus on profitability ~11% <20 CE, IoT/AUTO ~1.6B Units (~$400B)1 High shipment growth with fragmentation across segments ~6% ~100 ~1.2B Units (~$460B) Increasing concentration of top OEMs SMARTPHONES ~3% <10

37©2025 InterDigital, Inc. All Rights Reserved. Clear Pathway to Growth Q3-2025 2030 SMARTPHONE I n c r e a s e p e n e t r a t i o n E n h a n c e v a l u a t i o n d u r i n g r e n e w a l s CE, IOT/AUTO I n c r e a s e p e n e t r a t i o n E x p a n d m a r k e t c o v e r a g e S T R E A M I N G & C L O U D S E R V I C E S G r o w v i d e o s e r v i c e s l i c e n s i n g p r o g r a m $97M ~$200M $0 ~$300M+ $1B+ A R R a T a r g e t 2030 (by 2027) $491M ~$500M a Please see appendix for a description of this metric and how it is calculated

Strong Runway for Continued Smartphone Growth Primary Opportunity Licensed1 Long Tail 1. Lenovo in binding arbitration Licensing coverage: ~85% • Increase of ~5% w/recent major Chinese OEM license agreement • Majority of top 10 now under license • Large global market, projected at 3% CAGR thru ‘28 • Focus on driving higher value from key customers during renewal cycle 2 0 2 5 E S M A R T P H O N E S H I P M E N T S : ~ 1 . 2 B Source: Counterpoint Research 38©2025 InterDigital, Inc. All Rights Reserved. 51% 28% 17% ~85% ~10% ~5%

Good Momentum in CE - Large Opportunity Remains Licensed Note: Figures represent 2025 estimated shipments Source: Omdia P C s & T A B L E T S : ~ 3 8 5 M T V s : ~ 2 1 0 M Primary Opportunity Long Tail License coverage based on HEVC ~60%~25% ~15% ~35% ~45% ~20% 39©2025 InterDigital, Inc. All Rights Reserved.

40©2025 InterDigital, Inc. All Rights Reserved. Strong Growth Opportunity in Automotive and IoT Sources: Counterpoint Research, Omdia 2025E 2028E ~65 ~80 2025E 2028E Others Healthcare Enterprise Industrial PoS Smart Meters Asset Tracking ~250 ~350 P A S S E N G E R V E H I C L E S H I P M E N T S ( M ) C E L L U L A R I O T S H I P M E N T S ( M ) Active Licensing Program CAGR ~15% 5G 4G CAGR ~10% ~85% of 4G auto market licensed 5G auto market driving value growth

41©2025 InterDigital, Inc. All Rights Reserved. SVoD and AVoD Are Our Initial Focus Source: Omdia 2025 TAM 2028 TAM TAM CAGR $305B$170B $190 B $170 B $160 B $18 B $21 B $5 B $6 B +13% +14% +5% +5% -2% SVoD AVoD GLOBAL PAY-TV VIDEO CONFERENCING CLOUD GAMING $440 B

42©2025 InterDigital, Inc. All Rights Reserved. Capital Allocation Priorities Strong cash flow maintains balance sheet strength, funds organic investment in research, and enables significant share reduction Maintain fortress balance sheet Financial strength is a strategic asset Organic investment in business Prioritize investment into research and IP portfolio Inorganic investment Opportunistic and strategic Return Excess cash to shareholders ~$1.4B in share repurchases since ‘11 Dividend increase of 17% announced Sep ‘25

43©2025 InterDigital, Inc. All Rights Reserved. Target Financial Model for 2030 60%+ Powerful Operating Leverage drives Adjusted EBITDA Marginb Target $1B+ ARRa 10%+ Annual Growth Target High Margin Drives Strong Cash Flow $600M+ Adjusted EBITDAb Target Well positioned to drive value going forward a Please see appendix for a description of this metric and how it is calculated b Non-GAAP financial measure. Refer to appendix. Calculated based on an assumed 60% Adjusted EBITDA margin.

44©2025 InterDigital, Inc. All Rights Reserved. Key Takeaways World-class leadership and functional teams across the board Accelerating momentum for R&I, standard development, patent portfolio creation and licensing driven by continuing investment and strong execution We have a clear strategy, a world-class team and the operational discipline to drive the growth of ARRa to $1B+ target by 2030 Our technologies are critical to devices and services of multiple industries, giving us large addressable markets a Please see appendix for a description of this metric and how it is calculated

45©2025 InterDigital, Inc. All Rights Reserved.

46©2025 InterDigital, Inc. All Rights Reserved. Supplemental Metrics Annualized recurring revenue ("ARR") for any quarter is defined as total revenues for the quarter less catch-up revenues for the quarter, multiplied by four. Management believes ARR provides useful information about our financial performance, and our progress toward our 2030 targets. ARR is not a projection or forecast, and actual recurring revenues for any 12-month period will depend on a number of factors beyond our ability to predict or control, including those risks and uncertainties listed above. Additionally, ARR may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that InterDigital believes provide investors with important insight into the Company's ongoing business performance. InterDigital defines Adjusted EBITDA as net income attributable to InterDigital Inc. plus net loss attributable to non-controlling interest, income tax (provision) benefit, other income (expense) & interest expense, depreciation and amortization, share-based compensation, and other items. Other items include restructuring costs, impairment charges and other non-recurring items. Adjusted EBITDA margin is Adjusted EBITDA over total revenues. These non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of each of these metrics to its most directly comparable GAAP financial measure is provided below. Free cash flow is a supplemental non-GAAP financial measure that InterDigital believes is helpful in evaluating the company’s ability to invest in its business, make strategic acquisitions and fund share repurchases, among other things. A limitation of the utility of free cash flow as a measure of financial performance is that it does not represent the total increase or decrease in the company’s cash balance for the period. InterDigital defines free cash flow as net cash used in operating activities less purchases of property and equipment and capitalized patent costs. InterDigital’s computation of free cash flow might not be comparable to free cash flow reported by other companies. The presentation of free cash flow, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of free cash flow to net cash used in operating activities, the most directly comparable GAAP financial measure, is provided below. Non-GAAP net income, Non-GAAP earnings per share (“EPS”), and Non-GAAP weighted-average dilutive shares are supplemental non-GAAP financial measures that InterDigital believes provides investors with important insight into the Company's ongoing business performance. InterDigital defines Non-GAAP net income as net income attributable to InterDigital, Inc. plus share-based compensation, acquisition related amortization, depreciation and amortization, restructuring costs, impairment charges and one-time adjustments, losses on extinguishments of long-term debt, the related income tax effect of the preceding items, and adjustments to income taxes. Non- GAAP EPS is defined as Non-GAAP net income divided by Non-GAAP weighted average number of common shares outstanding–diluted, which adjusts the weighted average number of common shares outstanding for the dilutive effect of the Company's convertible notes, offset by our hedging arrangements. InterDigital’s computation of these non-GAAP financial measures might not be comparable to similarly named measures reported by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of each of these metrics to its most directly comparable GAAP financial measure is provided below.

Non-GAAP Reconciliation 47©2025 InterDigital, Inc. All Rights Reserved. (In millions) 2020 2021 2022 2023 2024 Q3'25 Q3'24 Q3'25 Q4'25 Full Year 2025 Net income attributable to InterDigital, Inc. 45$ 55$ 94$ 214$ 359$ 68$ 34$ $49 - $55 $26 - $34 $389 - $397 Net loss attributable to non-controlling interest (7) (13) (2) (3) - - - - - - Income tax (provision) benefit (7) 15 26 24 71 8 7 11 8 64 Other income (expense) & interest expense 24 14 33 (13) 10 - (2) 1 - (6) Depreciation and amortization 81 78 79 78 70 20 18 20 21 78 Share-based compensation 10 29 22 36 46 9 9 10 11 42 Other operating items 9 30 3 10 (4) - (1) - 2 2 Adjusted EBITDA 155$ 208$ 255$ 345$ 551$ 105$ 65$ $91 - $97 $68 - $76 $569 - $577 Adjusted EBITDA Margin 43% 49% 56% 63% 63% 64% 50% 60% 49% 70% Other Operating Items Restructuring -$ 28$ 3$ -$ -$ -$ -$ -$ -$ -$ Other non-cash charges 9 - - 3 - - - - - - Non-Recurring Personnel-Related - 2 - - - - - - 2 2 Net Litigation Fee Reimbursement - - - 8 (4) - (1) - - - Total Other Operating Items 9$ 30$ 3$ 10$ (4)$ -$ (1)$ -$ 2$ 2$ Cash Flow Data: Net cash provided by operating activities 396$ Purchases of property and equipment (1) Capitalized patent costs (14) Free cash flow $ 381 NOTE: Sums may not equal total due to rounding Full Year Three Months Ended Outlook

Non-GAAP Reconciliation (In millions, except per share data) 2020 2021 2022 2023 2024 Q3'25 Q3'24 Q3'25 Q4'25 Full Year 2025 Net income attributable to InterDigital, Inc. 45$ 55$ 94$ 214$ 359$ 68$ 34$ $49 - $55 $26 - $34 $389 - $397 Share-based compensation 10 29 22 36 46 9 9 10 11 42 Acquisition related amortization 44 42 42 41 33 9 8 9 9 36 Other operating items 9 30 3 10 (4) - (1) - 2 2 Other non-operating items (4) (11) 13 (14) (2) - - - - - Related income tax and noncontrolling interest effect of above items (12) (26) (17) (17) (15) (4) (3) (4) (5) (17) Adjustments to income taxes (21) (2) (2) (16) (7) (4) (2) - - (9) Non-GAAP net income 70$ 117$ 155$ 254$ 409$ 78$ 45$ $64 - $70 $43 - $51 $443 - $451 Weighted average dilutive shares - GAAP 31.1 31.3 30.5 28.1 29.7 34.9 30.0 35.3 35.9 34.5 Less: Dilutive impact of the Convertible Notes - - - 0.5 2.4 4.3 2.4 4.5 4.7 4.1 Weighted average dilutive shares - Non-GAAP 31.1 31.3 30.5 27.6 27.3 30.6 27.6 30.8 31.2 30.4 Diluted EPS 1.44$ 1.77$ 3.07$ 7.62$ 12.07$ 1.93$ 1.14$ $1.39 - $1.56 $0.72 - $0.95 $11.27 - $11.50 Non-GAAP EPS 2.27$ 3.73$ 5.08$ 9.23$ 14.97$ 2.55$ 1.63$ $2.08 - $2.27 $1.38 - $1.63 $14.57 - $14.83 Other Operating Items Restructuring -$ 28$ 3$ -$ -$ -$ -$ -$ -$ -$ Other non-cash charges 9 - - 3 - - - - - - Non-recurring personnel-related - 2 - - - - - - 2 2 Net litigation fee reimbursement - - - 8 (4) - (1) - - - Total Other Operating Items 9$ 30$ 3$ 10$ (4)$ -$ (1)$ -$ 2$ 2$ Other Non-operating Items Fair value changes (4)$ (9)$ 2$ (10)$ (2)$ -$ -$ -$ -$ -$ Loss on extinguishment of debt - - 11 - - - - - - - Other non-cash charges - (2) - (4) - - - - - - Total Other Non-operating Items (4)$ (11)$ 13$ (14)$ (2)$ -$ -$ -$ -$ -$ NOTE: Sums may not equal total due to rounding Full Year Three Months Ended Outlook 48©2025 InterDigital, Inc. All Rights Reserved.